                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 12, 2000


                         FLEXTRONICS INTERNATIONAL LTD.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Singapore
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)



       0-23354                                                Not Applicable
-----------------------                                    ---------------------
     (Commission                                              (IRS Employer
     File Number)                                           Identification No.)


11 Ubi Road 1, #07-01/02, Meiban Industrial Building, Singapore        408723
--------------------------------------------------------------------------------
           (Address of principal executive offices)                  (Zip Code)


                                  (65) 844-3366
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5:    OTHER EVENTS

On April 3, 2000, Flextronics International Ltd., a Singapore company ("Flextronics"), completed its merger with The DII Group, Inc. ("DII"). On April 7, 2000, Flextronics completed its merger with Palo Alto Products International Pte. Ltd. ("PAPI"). Each of these transactions was accounted for under the pooling-of-interests method of accounting. Included herein as Exhibit 99.03 are the supplemental consolidated financial statements of Flextronics as of March 31, 1999 and 2000 and for each of the three years in the period ended March 31, 2000. These supplemental consolidated financial statements give retroactive effect to the mergers with DII and with PAPI. Also, included herein as Exhibit
99.01 is the selected supplemental consolidated financial data, which is derived from the supplemental consolidated financial statements. Included herein as
Exhibit 99.02 is Management's Discussion and Analysis of Results of Operations and Financial Condition, which relates to the supplemental consolidated financial statements.

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Exhibits.

           The following exhibits are filed herewith:

           23.01           Consent of Arthur Andersen LLP, Independent Public
                           Accountants

           23.02           Consent of Deloitte & Touche LLP, Independent
                           Auditors

           23.03           Consent of PricewaterhouseCoopers LLP, Independent
                           Auditors

           99.01           Selected Supplemental Consolidated Financial Data

           99.02 Management's Discussion and Analysis of Results of Operations and Financial Condition

           99.03           Supplemental Consolidated Financial Statements:

                                Report of Arthur Andersen LLP, Independent
                                 Public Accountants
                                Report of Deloitte & Touche LLP, Independent
                                 Auditors
                                Report of PricewaterhouseCoopers LLP,
                                 Independent Auditors
                                Supplemental Consolidated Balance Sheets
                                Supplemental Consolidated Statement of
                                 Operations
                                Supplemental Consolidated Statements of
                                 Comprehensive Income
                                Supplemental Consolidated Statements of
                                 Shareholders' Equity
                                Supplemental Consolidated Statements of
                                 Cash Flows
                                Notes to Supplemental Consolidated Financial
                                 Statements

           (b)    Financial Statement Schedule.

           The following financial statement schedule is filed as part of this report and should be read together with the supplemental consolidated financial statements of Flextronics, included elsewhere in this filing:

           Schedule II - Valuation and Qualifying Accounts.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FLEXTRONICS INTERNATIONAL LTD.



Date:  June 12, 2000                        By:    /s/ Robert R.B. Dykes
                                                 -------------------------------
                                                 Robert R.B. Dykes
                                                 President, Systems Group and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


  Exhibit No.                           Description
  -----------                           -----------
     23.01      Consent of Arthur Andersen LLP, Independent Public Accountants

     23.02      Consent of Deloitte & Touche LLP, Independent Auditors

     23.03      Consent of PricewaterhouseCoopers LLP, Independent Auditors

     99.01      Selected Supplemental Consolidated Financial Data

     99.02 Management's Discussion and Analysis of Results of Operations and Financial Condition

     99.03      Supplemental Consolidated Financial Statements:

                    Report of Arthur Andersen LLP, Independent Public
                    Accountants
                    Report of Deloitte & Touche LLP, Independent Auditors
                    Report of PricewaterhouseCoopers LLP, Independent Auditors
                    Supplemental Consolidated Balance Sheets
                    Supplemental Consolidated Statement of Operations
                    Supplemental Consolidated Statements of Comprehensive Income
                    Supplemental Consolidated Statements of Shareholders' Equity
                    Supplemental Consolidated Statements of Cash Flows
                    Notes to Supplemental Consolidated Financial Statements
